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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

                  NAME -- STATE OF INCORPORATION OR FORMATION

COMPANY                                                    STATE OF INCORPORATION OR FORMATION
-------                                                    -----------------------------------
American Down and Textile, LLC                                       Delaware
Brawn of California, Inc.                                            California
Clearance World Outlets, LLC                                         Delaware
D.M. Advertising, LLC                                                Delaware
Domestications, LLC                                                  Delaware
Gump's By Mail, Inc.                                                 Delaware
Gump's Corp.                                                         California
Hanover Company Store, LLC                                           Delaware
Hanover Gifts, Inc.                                                  Virginia
Hanover Home Fashions Group, LLC                                     Delaware
Hanover Realty, Inc.                                                 Virginia
Keystone Internet Services, LLC                                      Delaware
LaCrosse Fulfillment, LLC                                            Delaware
Scandia Down, LLC                                                    Delaware
Silhouettes, LLC                                                     Delaware
The Company Office, Inc.                                             Delaware
The Company Store Factory, Inc.                                      Delaware
The Company Store Group, LLC                                         Delaware
The Horn & Hardart Company, Inc.                                     New York